Conference Call November 8, 2007 4:15pm Barry Sloane – CEO/Chairman Seth A. Cohen - CFO 2007 Third Quarter Shareholder “Positioned For Success” Exhibit 99.2

Safe Harbor Statement
The statements in this slide presentation including statements regarding anticipated future financial performance, Newtek's beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of
1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, intensified competition, operating problems and their impact on revenues and profit margins, anticipated future business strategies and financial performance, anticipated future number of customers, business prospects, legislative developments and similar matters. Risk factors, cautionary statements and other conditions which could cause
Newtek’s actual results to differ from management's current expectations are contained in
Newtek’s filings with the Securities and Exchange Commission and available through
http://www.sec.gov
Also we need to point out that our Capcos operate under a different set of rules in each of the
8 jurisdictions and that these place varying requirements on the structure of our investments.
In some cases, particularly in Louisiana, and New York we don’t control the equity or management of a qualified business, but that cannot always be presented orally or in written presentations

Mission Statement
• Newtek is quickly becoming the
premier distributor of business
services and financial products
to the small and medium sized
business market
• 84,183 business accounts as of
9/30/07
• Adding over 2,500 new clients
per quarter net of attrition
• Newtek is a one stop shop

Mission Statement
We want the SMB market to view
NEWTEK™
as “THE Company”
to go to for all their business
services needs.
With our product offerings this is
becoming a reality.
IMPLICATION
IMPLICATION

5 PRODUCT PROCESS CUSTOMER and/or MARKET CONTINUAL ASSESMENT and CORRECTION NEWTEK CAN START AT ANY POINT Newtek’s Distribution Advantage Product & Process are Linked

Newtek Third Quarter 07 Highlights
• Growing revenues in EPP, Web Hosting;
– EPP segment revenue increased by
25% Q3 ’07 over Q3 ‘06
– Web Hosting segment revenue
increased by  20% Q3 ’07 over Q3 ‘06
• Positioned to grow in Small Business
Lending:
– SBA Lending segment revenue
decreased by  22% Q3 ’07 over Q3 ’06
• Over $40 million in cash = cash per share
of $1.12 (cash and cash equivalents,
restricted cash)
• $79 million in book value = book value per
share of $2.19

Newtek First Nine Months 07 Highlights
• Growing revenues in EPP and Web Hosting:
– EPP segment revenue increased by 27% for the
nine months ended September 30, 2007 vs.
2006
– Web Hosting segment revenue increased by
20% for the nine months ended September 30,
2007 vs. 2006
• positioned to grow in the Small Business Lending:
– SBA Lending segment revenue decreased by 3%
for the nine months ended September 30, 2007
vs. 2006
• Continued growing profitability in EPP; decline at
Web Hosting reflecting new larger server facility to
support future growth
• Over $40 million in cash = cash per share $1.12
(cash and cash equivalents, restricted cash)
• $79 million in book value = book value per share of
$2.19

Newtek Business Services Financial
Strength
As of September 30, 2007
• Over $40 million in cash and cash
equivalents, and restricted cash
• $79 million in shareholders equity
• $2.19 in book value per share

Third Quarter 07 Highlights
• EPP segment Q3 ’07 revenue of
$14.0mm increased by $2.8mm
or 25% over Q3 ‘06
• Web Hosting segment Q3 ’07
revenue of $4.2mm increased by
$0.7mm or 20% over Q3 ‘06
• SBA Lending segment Q3 ’07
revenue of $2.2mm decreased
by  $0.6mm or (22)% over Q3
’06

First Nine Months  2007 Highlights
• EPP segment ’07 YTD revenue
of $39.6mm increased by
$8.4mm or 27% over ’06 YTD
• Web Hosting segment ’07 YTD
revenue of $12.0mm increased
by $2.0mm or 20% over ’06 YTD
• SBA Lending segment ’07 YTD
revenue of $7.1mm decreased
by  $0.2mm or (3)% over ’06
YTD

11 Small Business Lending Environment • Liquidity • Credit Deterioration • Loan Volume • Loss Rates • Leverage • Market Position

SBA Lending Loan Performance
• SBA general business loan actual
loss rate cumulative for last 15 years:
6.2%
• Newtek originated 7a loan actual loss
rate cumulative 2003 to present:
2.8%
• Newtek expects mature actual loss
rate to be equal to or below average
SBA general business loan rate

13 Newtek Small Business Lending “We are not just an SBA 7(a) lender anymore.”

Small Business Lending
“Positioned for Success”
New Lending Menu:
• Newtek branded Visa® and MasterCard®
(up to $50K)
• Newtek branded unsecured line of credit
(up to $100K)
• Newtek Receivables Finance
• Newtek Merchant Cash Advance
• Conventional commercial loans up to $10
million
• SBA 504 loans R/E back to 90% value
• USDA government guaranteed lending to
be added

SBA Lending Momentum
Pre-Qualified Loans
$0
$10,000,000
$20,000,000
$30,000,000
$40,000,000
$50,000,000
$60,000,000
$70,000,000
$80,000,000
$52,242,950 $53,840,371 $56,014,925 $54,620,702
$56,183,646
$50,926,505 $62,550,756 $77,880,600 $56,250,000 $32,450,250
Q1 Actual Q2 Actual Q3 Actual Q4 Actual/Projected Q4 2007 Budget Q4 2007 to Date
2006
2007

SBA Lending Momentum
Loans Submitted to Underwriting
$0
$10,000,000
$20,000,000
$30,000,000
$40,000,000
$50,000,000
$60,000,000
$39,304,003 $37,422,761 $41,152,600 $56,691,962
$40,533,566 $50,065,962 $46,677,744 $59,520,000 $47,500,000 $24,857,023
Q1 Q2 Q3 Q4 Actual/Projected Q4 Budget Q4 to Date
2006
2007

Loan Referrals
SBA Lending Momentum
$0
$100,000,000
$200,000,000
$300,000,000
$400,000,000
$500,000,000
$600,000,000
$700,000,000
$312,939,349 $211,251,323 $244,890,338 $185,587,506
$374,382,761 $429,650,856 $606,296,858 $630,644,700 $373,750,000 $266,272,207
Q1 Q2 Q3 Q4 Actual/Projected Q4 Budget Q4 to Date
2006
2007

Small Business Lending
“Positioned to Contribute”
• 200 Million in loan servicing
• State of the art origination software
• Additional products to lending menu
• High leveragability in operational platform
• Ability and interest in buying distressed
assets
• Capital available to participate
– Debt
– Mezzanine Capital
• Opportunistic

EPP Results
• Great growth continues
• Channels and strategy are working
• Training programs are working
• Selling solutions, strategy, security
and not price
• Alliance partners are driving front-end
• Back office capability is keeping
expenses low

20 Strategic Alliances • FISERV • PSCU • Merrill Lynch • Morgan Stanley • Others in the pipeline

Web-Hosting Highlights
• Great revenue growth continues
• We have invested in and are
expensed with 50% of excess
capacity for our server center
• New product development will stress
security, service and not price
• Bundle advantage exists
• Market leader recognized by entities
like Microsoft

22 New Key Hires • Donna Neary • Darcy Klaus • Bill Bayer • Jayne Cavuoto • Justin Strom

Three Key Segments for the Nine Months
Ended September 30 2007 and 2006 Results
In millions of dollars
0% $0.037 $11.643 $11.680 EBITDA
(4)% $(0.243) $5.471 $5.228 Pretax Net
Income
21% $ 10.230 $48.500 $58.730 Revenue
% Change $ Change Nine
Months
Ended
September
30, 2006
Nine
Months
Ended
September
30, 2007

2007 Annual Segment Guidance
(16.3) - (15.1) 93.8 – 95.0 Total
(4.7) – (4.7) Interco
Eliminations
(6.8) - (6.8) 4.6 - 4.6 Corporate Activities
(1.8) - (1.6) 6.0 - 6.2 All Others
(14.9) - (14.9) 6.6 - 6.8 CAPCO
3.9 - 4.2 0.4 - 0.7 10.3 - 10.5 SBA Lending
6.6 - 7.0 3.2 - 3.6 15.9 - 16.1 Web Hosting
5.4 - 5.6 3.6 - 3.9 55.1 - 55.5 Electronic Payment
Processing
EBITDA Pretax Net Income Revenue
In millions of dollars

Human Resources
• Hiring / Training / Recruiting
• Focusing on scalability across
enterprise
• Our Brownsville, Texas companies
benefit from $1.25 million Federal
grant to build out offices
• Added Gordon Schroeder as new
independent director (FISERV, Maritz,
GE)

26 IT Advances and Directives I. Update, refine and broaden NewTracker II. Master Central Database Development III. Utilize technology for quality control, financial and management reporting

Why Do We Acquire Clients Inexpensively
1. Wide net catches alliance partners for
many offerings
2. Wide net catches business clientele for
multiple offerings post close or bundled
offering
3. NewTracker™ uses Merrill, Morgan
Stanley, UBS, Navy Federal, AIG for
brand name recognition in lieu of:
a. Advertising
b. Bricks and mortar
c. Expensive salary plus commission sales
personnel
4. Technology makes referrals easy
5. Building our own brand

Why Do We Process Business Inexpensively
1. Remote production plants in
Milwaukee, Phoenix and
Brownsville.
2. Business gets boarded
electronically through telephonic
interview on strength of alliance
partner.
3. Data can be shared for multiple
products, services and applications.
4. Minimize commission selling
expense or referral fees due to
technology

Financial Focus
1. Grow cash flow from business
services
2. Deploy operational leverage
3. Value business components
4. Reduce financial effect of CAPCO
business
5. Opportunistically acquire
businesses within the footprint
6. Simplify financial reporting and
structure

Why Is Newtek Well Positioned
• Cash Flow positive from business service
operations (the 3 key segments)
• Very little financial leverage deployed
• Clean operation with lots of operating
capacity
• Great sale leverage available
• Great opportunity in lending business
• We know of no competitor which has our
technology or product offerings
• We have a long term plan and an
implementation strategy to along with it.

31 Seth A. Cohen - CFO

2007 Q3 Guidance  vs. Actual Results
0.777
1.364
1.387
EBITDA
Actual
(4.632)
(2.325)
(0.685)
(2.913)
(0.017)
0.440
0.868
Pretax Net
Income
Actual
23.067
(0.877)
0.760
1.273
1.570
2.157
4.173
14.011
Revenue
Actual
(5.1) – (4.6) 23.4 - 24.0 Total
(1.1) – (1.1) Interco
Eliminations
(1.5) – (1.5) 1.2 - 1.2 Corporate
Activities
(0.8) – (0.7) 1.1 – 1.2 All Others
(4.0) – (4.0) 1.6 - 1.7 CAPCO
0.8 – 0.9 (0.1) – 0.0 2.5 – 2.6 SBA Lending
1.3 - 1.5 0.4 - 0.6 4.0 – 4.1 Web Hosting
1.3 - 1.4 0.9 - 1.0 14.1 – 14.3 Electronic
Payment
Processing
EBITDA
Guidance
Pretax Net
Income
Guidance
Revenue
Guidance
In millions of dollars

2007 Q3 Actual  vs. 2006 Q3 Actual
1.423
1.729
1.330
EBITDA
Q3 ‘06
Actual
(1.613)*
(1.677)
1.195*
(3.572)
0.510
0.996
0.935
Pretax Net
Income
Q3 ‘06
Actual
21.492*
(1.264)
0.993
2.520*
1.743
2.783
3.481
11.236
Revenue
Q3
‘06
Actual
(4.632) 23.067 Total
(0.877) Interco
Eliminations
(2.325) 0.760 Corporate
Activities
(0.685) 1.273 All Others
(2.913) 1.570 CAPCO
0.777 (0.017) 2.157 SBA Lending
1.364 0.440 4.173 Web Hosting
1.387 0.868 14.011 Electronic
Payment
Processing
EBITDA
Q3 ‘07
Actual
Pretax Net
Income
Q3 ‘07
Actual
Revenue
Q3
’07
Actual
In millions of dollars
* Excluding discontinued operations

9 Months Ended September 30, 2007 vs. 2006 Actual
In millions of dollars
* Excluding discontinued operations
3.199
5.338
3.106
EBITDA for
the Nine
Months
Ended
September
30, 2006
Actual
(9.705)*
(3.929)
(0.348)*
(10.899)
0.352
3.047
2.072
Pretax Net
Income (Loss)
for the Nine
Months Ended
September 30,
2006 Actual
58.064*
(3.838)
3.499
4.176*
5.687
7.266
10.001
31.273
Revenue for
the Nine
Months
Ended
September
30, 2006
Actual
(11.516) 68.287 Total
(3.341) Interco
Eliminations
(6.101) 2.992 Corporate
Activities
(0.858) 4.980 All Others
(9.785) 4.926 CAPCO
2.695 0.193 7.081 SBA Lending
5.003 2.463 12.011 Web Hosting
3.981 2.572 39.638 Electronic
Payment
Processing
EBITDA for
the Nine
Months
Ended
September
30, 2007
Actual
Pretax Net
Income (Loss)
for the Nine
Months Ended
September 30,
2007 Actual
Revenue
for the Nine
Months
Ended
September
30, 2007
Actual

Cash Flows from Operating Activities by Segment for the nine months ended
September 30, 2007 (in thousands of dollars)
(8,758)
(495)
-
-
(6,667)
-
(2,091)
(495)
Income (loss) before
discontinued operations
Discontinued operations, net of
tax
(4,730)
-
(999)
(495)
1,504
-
1,941
-
193
-
$(2,077) $- $ (918) $(1,159) Net cash provided by (used in)
operations
$(8,833) $(1,606) $4,557 $3,742 $981
(9,253)
(3,958)
5,470
8,947
(3,771)
607
(93)
(650)
(1,073)
(38)
436
2,219
(474)
(446)
-
-
-
-
-
-
-
-
-
-
-
-
-
-
(6,667)
(3,958)

8,947
(3,118)
-
-
-
-
(441)
-
2,219
-
2,057
(2,586)
-
5,427
-
(653)
607
(93)
(650)
(1,073)
403
436
-
(474)
(2,503)
Net income (loss)
Non-Cash:
Income from tax credits
Depreciation and Amortization
Accretion of interest expense
Deferred income taxes
Provision for loan losses
Gain on sale of loans held for
investment
Capitalization  of servicing
assets
Gain on sale/recoveries of
investments in qualified
businesses
Other non-cash-net
Change in assets and liabilities:
Proceeds from sale of SBA loans
over originations
Prepaid insurance
Restricted cash change
Other -net
(4,730)
-

-
(1,932)
-
-
-
-
410
-
-
-
(2,768)
(1,494)
-
212
-
(136)
-
-
-
(1,073)
(45)
-
-
(105)
1,035
1,504
-
2,448
-
784
-
-
-
-
5
-
-
-
(184)
1,941
-
1,409
-
631
-
-
-
-
-
-
-
-
(239)

-
1,171
-
-
607
(93)
(650)
-
33

-
(369)
(347)
(11,516)
2,758
-
-
(9,785)
3,118
(1,731)
(360)
Income (loss) before (provision)
benefit for income taxes and
discontinued operations
(Provision) benefit for income
taxes
(6,101)
1,371
(858)
(141)
2,463
(959)
2,572
(631)
193
-
$68,287
79,803
$ (3,341)
(3,341)
$4,926
14,711
$66,702
68,433
Net Revenue
Total Expenses and minority
interest
$2,992
9,093
$4,980
5,838
$12,011
9,548
$39,638
37,066
$7,081
6,888
Total Eliminations
CAPCO
Segment
Total
Business
Services
Segments
Corporate
Activities
All
Other
Web
Hosting EPP
SBA
Lending

2007 Annual Segment Guidance
(16.3) - (15.1) 93.8 – 95.0 Total
(4.7) – (4.7) Interco
Eliminations
(6.8) - (6.8) 4.6 - 4.6 Corporate Activities
(1.8) - (1.6) 6.0 - 6.2 All Others
(14.9) - (14.9) 6.6 - 6.8 CAPCO
3.9 - 4.2 0.4 - 0.7 10.3 - 10.5 SBA Lending
6.6 - 7.0 3.2 - 3.6 15.9 - 16.1 Web Hosting
5.4 - 5.6 3.6 - 3.9 55.1 - 55.5 Electronic Payment
Processing
EBITDA Pretax Net Income Revenue
In millions of dollars

37 Questions and Answers